Exhibit 10(b)

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

[IBM logo]	/	[ADVO logo]

Server Farm Management Services Agreement

Amendment No. 3

ADVO, Inc., (“ADVO”), a corporation having a place of business at One Targeting Centre, Windsor, CT 06095, and International Business Machines Corporation, having its headquarters at Route 100, Somers, New York 10589 (“IBM”), agree that the following terms and conditions amend and/or supplement the Server Farm Management Services (as amended from time to time, the “Agreement”), dated July 21, 1999, between ADVO and IBM (this “Amendment No.2”). This Amendment No. 3 is effective as of April 1, 2005 and changes the section(s) of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement and any previous amendments will have the same meaning when used in this Amendment No. 3. All terms and conditions of the Agreement not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect. Without limiting the foregoing, this Amendment No. 3 expressly supercedes and terminates (without penalty) the following Statements of Work: [***].

Notwithstanding anything to the contrary contained in any such Statement of Work, no termination charge shall be due in connection with such termination and no further charges shall be payable under such Statements of Work, as any residual charges have been accounted for in the revised Annual Service Charge under the Agreement.

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment No. 3, the terms of this Amendment will apply. ADVO and IBM may be referred to individually as a “Party” and collectively as the “Parties.”

In the event the Agreement for Information Technology Services between ADVO and IBM dated July 16, 1996 expires or is terminated by the Parties, its terms and conditions will still remain in effect for the purposes of this Agreement and this Amendment No. 3

1.0 Background and Purpose

This Amendment No. 3 expressly modifies and amends the Agreement by (1) extending the Agreement Term, (2) updating the pricing, including all executed SOWs under the Agreement, and (3) updating Schedules as noted below in Section 2.0 Changes. The Parties agree that all Schedules that are a part of the Agreement, except Schedules that are modified by this Amendment, shall be reviewed and updated, as mutually agreed, on or before May 31, 2005, and reflected in a subsequent contract amendment to the Agreement.

2.0 Changes

a)	Section 2.3 (Term), is hereby deleted in its entirety and replaced with the following: “The Term of this Agreement will begin as of 12:01 a.m. on the Effective Date and will end as of 12:00 midnight on December 31, 2012, unless earlier terminated or amended per the terms and conditions the Agreement

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	-1-

b)	Subsection 3.c of Schedule E-1 (Service Level Objectives and Service Level Agreements) to the Agreement is hereby amended by the addition of the following sentence at the end of the subsection:

[***]

c)	Schedule B (Supported Server System Software), is hereby deleted in its entirety and replaced with the revised Schedule B, attached hereto.

d)	Schedule C (Supported Server Application Software) is hereby deleted in its entirety and replaced with the revised Schedule C, attached hereto.

e)	Schedule D (Supported Servers), including Schedule D-1 ADVO Machines, Schedule D-2 IBM Machines, and Schedule D-3 Standard Configurations, are hereby deleted in their entirety and replaced with the revised Schedule D, including Schedule D-1, D-2, and D-3 attached here.

f)	Schedule F (Rollout Plan Timeline), is hereby deleted in its entirety.

g)	Schedule H (Tools) is hereby deleted in its entirety and replaced with the revised Schedule H, attached hereto.

h)	Schedule J, Section 11.0 (Machine and Hardware Purchase) is hereby deleted in its entirety.

i)	Schedule J-1 (Annual Service Charges), J-2 (Supported Server/LPARs Baselines), and J-3 (Termination Charges) are all hereby deleted in their entirety and replaced with revised Schedule J-1, J-2, and J-3, attached hereto.

j)	The “Monthly ARC” table set forth in Schedule J, Section 6.0 (Additional Resource Charges (“ARC”)) is hereby deleted in its entirety and the table set forth in Schedule J-2 attached hereto is substituted therefor.

k)	The “Monthly RRC” table set forth in Schedule J, Section 7.0 (Reduced Resource Charges (“RRC”)) table is herby deleted in its entirety and the table set forth in Schedule J-2 attached hereto is substituted therefor.

3.0 Assumptions

a)	[***]

b)	[***]

c)	All IBM owned servers will be refreshed as stated in Schedule D-Supported Servers. Equipment will be refreshed with additional relative performance at an assumed 10% year-over-year increase to be implemented at the time of refresh.

d)	[***]

e)	[***]

f)	[***]

g)	[***]

h)	[***]

i)	[***]

j)	[***]

k)	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-2-

l)	[***]

m)	IBM reserves the right to substitute equivalent configurations for the servers and storage based on availability at time of procurement with ADVO’s prior written consent, which consent shall not be unreasonably withheld or delayed.

n)	Prior to IBM ordering any hardware or software associated with any scheduled refresh, the Parties agree to discuss ADVO’s then-current requirements and work together to evaluate alternative hardware and software architectures and strategies for acquisition of hardware and software, which strategies, after December 31, 2006, may include ADVO acquiring hardware and software from third parties to be supported by IBM. Upon request, IBM will prepare, at IBM’s expense and in good faith, a proposal that reflects ADVO’s requested alternative architectures and acquisition strategy. Upon acceptance by ADVO of any IBM proposal, IBM will amend the Annual Service Charge in the Agreement to reflect the new proposal. IBM agrees that there is no “minimum commitment” by ADVO under the Agreement, and IBM will assure that any new proposal will reflect charges only for those Services requested by ADVO and no amount will be included to compensate IBM for any reduction in the aggregate Annual Service Charge under the Agreement. Notwithstanding the foregoing, ADVO will continue to be obligated to pay the Annual Service Charge specified in Schedule J-1, as amended from time to time, until the Parties agree upon the implementation of an alternative configuration for hardware and software and amend Schedule J-1, as contemplated above. IBM agrees that it will not order any hardware or software associated with any scheduled refresh without providing ADVO with prior notice and receiving ADVO’s written approval, which approval will not be unreasonably withheld or delayed.

o)	Section 4.17 (Benchmarks) of the Agreement is hereby deleted in its entirety and the following substituted therefor:

Benchmarking Reviews

(a) From time to time during the Term after the second anniversary of the Effective Date of this Amendment (but no more often than once in any 12 month period), ADVO may, subject to this Section, engage the services of an independent third party (a “Benchmarker”) to compare the quality and cost of the Services for some or all of the Services provided under the Agreement against the quality provided and price charged by other service providers to other entities receiving comparable services in order to ensure that ADVO is obtaining pricing and levels of service that are competitive with market rate prices and service levels, given the nature, volume and type of Services being benchmarked (all of which will be described by the Parties in the benchmark agreement) (“Benchmarking”). The Benchmark will be designed to provide a representative comparison of the benchmarked Services provided by vendors across various industries. ADVO and IBM shall each pay 50% of the fees and expenses charged by the Benchmarker (which fees will not be contingency-based).

ADVO and IBM expressly agree as of the Effective Date of this Amendment the following constitutes a list of acceptable organizations to perform a Benchmark:

1) [***]

2) [***]

3) Any other independent third-party agreed upon by the Parties from time to time during the term.

(b) Any acceptable Benchmarker engaged by ADVO shall execute a non-disclosure agreement reasonably satisfactory to IBM and ADVO. IBM shall cooperate fully with ADVO and the Benchmarker, provide all reasonable data relating to the provision of

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-3-

the Services requested by the Benchmarker (but in no event shall IBM be required to provide IBM cost data or data relating to other IBM customers), provide reasonable access to the Benchmarker during such effort, all at IBM’s cost and expense. The Benchmarking shall be conducted so as not to unreasonably interfere with IBM’s ability to perform the Services in accordance with the Performance Standards.

(c) ADVO will determine the scope of the study and the Services to be compared (the “Benchmarked Services”). The Benchmarker shall perform a price-based benchmark analysis, comparing the aggregate charges applicable to the Benchmarked Services, against the aggregate charges incurred for similar services by the selected entities in the Representative Sample (as such term is defined below). The comparison must determine and account for differences in the scope or circumstances of service delivery that impede a reasonable “like for like” comparison. Consequently, the Benchmarker shall “normalize” the data used to perform the comparison in order to account for differences between the volume of services, scope of services, service levels, complexity, degree of standardization, terms and conditions, asset purchases by IBM solely associated with the performance of this Agreement that have been approved, in writing, by ADVO, service delivery and receipt location(s) to the extent relevant, and other relevant factors and those applicable to the entities comprising the Representative Sample. Such normalization must ensure that the results of the Benchmark provide as accurate a comparison as reasonably possible by making appropriate adjustments to all data relating to each of the selected entities in the Representative Sample to account for any and all differences between the Benchmarked Services performed by IBM and the services received by the respective entity, including any additional and/or value added services required to be performed by IBM under the Agreement and not received by such entity. IBM may elect to disclose to the Benchmarker additional measuring or estimating data, which the Benchmarker may consider and account for in its normalization calculations. For the purposes of this Section:

(i) “Representative Sample” for Benchmarked Services shall mean a sample of a minimum of four (4) entities proposed by the Benchmarker that shall only include customers with similar scope, service levels and volume and similar complexity as the Benchmarked Services.

(ii) “Benchmarked Level” shall mean the average costs attributable to the Benchmarked Services among those entities comprising the Representative Sample.

(d) Prior to performing the comparison, the Benchmarker shall meet with the Parties to review and explain its Benchmark methodology, including how each of entities in the Representative Sample matches and does not match the relevant factors of this Agreement and how the normalization approach will be applied. The Benchmarker shall provide a written summary of the Benchmark methodology and shall perform the Benchmark substantially as described in its written summary.

(e) If the Benchmark Results indicate that the Benchmarked Level is [***]

(f) If the Benchmarker finds that [***]

(g) Review and Dispute. ADVO shall provide IBM with a copy of the Benchmarker’s report and IBM shall have 60 days to review such report, and contest the Benchmarker’s findings. As part of such review, either Party may request the Benchmarker to provide sufficient information to allow the Party to validate the Benchmark, but neither Party shall be permitted to request the identity of the third party service provider or any customer included in the Representative Sample. If the Parties are unable to agree upon the validity of the Benchmarker’s findings, the matter shall be resolved pursuant to the dispute resolution procedures set forth in Section 16.2. Any reductions or increases in IBM’s Charges shall be implemented on a prospective basis within 60 days after the date the Benchmarker’s final report was

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-4-

first provided to IBM. Notwithstanding anything to the contrary herein, in the event that IBM disputes the validity of the Benchmarker’s findings or ADVO’s election to terminate the Agreement pursuant to this provision, and IBM submits the dispute for resolutions pursuant to the dispute resolution procedures set forth in Section 16.2, IBM agrees that it will pay 100% of all of the Benchmarkers charges for performing the Benchmark and supporting the Benchmark findings and all reasonable legal fees incurred by ADVO in the event that IBM elects to initiate proceedings for judicial resolution of the dispute.

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-5-

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT NO. 3, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT NO. 3; 2) THE ATTACHMENTS TO THIS AMENDMENT NO. 3; 3) THE SERVER FARM MANAGEMENT SERVICES AGREEMENT, DATED JULY 21, 1999, AS AMENDED 3) ITS SCHEDULES AND 4) ITS EXHIBITS. THIS STATEMENT OF THIS AMENDMENT NO. 3 SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT NO. 3.

Accepted by:		Accepted by:
ADVO, Inc.		International Business Machines Corporation

By:	/s/ S. SCOTT HARDING	By:	/s/ NORMAN KOREY
	Authorized Signature		Authorized Signature

	S. Scott Harding		Norman Korey
	Name (Type or Print)		Name (Type or Print)

Date: As of March 31, 2005		Date: April 1, 2005

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-6-

Schedule J-1

Annual Service Charges

Server Farm

	2005 (Starting April 1)	2006	2007	2008	2009	2010	2011	2012
New ASC	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Alternate Blade Configuration Charge – ARC if requested by ADVO

Blade Server Option

	2005 (Starting April 1)	2006	2007	2008	2009	2010	2011	2012
ASC	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-7-

Schedule J-2

Supported Server/LPARs Baselines

BASELINE	2005	2006	2007	2008	2009	2010	2011	2012
Supported Server/LPARS	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	[***]

Additional Resource Charges (“ARC”)

Monthly ARC
LPAR Baseline, Plus One	[***]
LPAR Baseline, Plus Two	[***]
LPAR Baseline, Plus Three	[***]
LPAR Baseline, Plus Four	[***]
LPAR Baseline, Plus Five	[***]
LPAR Baseline, Plus Six	[***]
LPAR Baseline, Plus Seven	[***]
	[***]	[***]	every
	[***]	[***]	[***]
LPAR Baseline, Plus Eight	[***]

Reduced Resource Charges (“RRC”)

Monthly RRC
LPAR Baseline, Minus One	[***]
LPAR Baseline, Minus Two	[***]
LPAR Baseline, Minus Three	[***]
LPAR Baseline, Minus Four	[***]
LPAR Baseline, Minus Five	[***]
LPAR Baseline, Minus Six	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-8-

Schedule J-3

Termination Charges

Termination

	2005 (Starting 4/1)	2006	2007	2008	2009	2010	2011	2012
Termination Charge	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	ADVO agrees not to terminate this Agreement for its convenience earlier than January 1, 2007 subject to the other provisions of this Agreement, unless mutually agreed to by IBM.
[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

ADVO/IBM Confidential	-9-

Schedule B

Supported Server System Software

Vendor	Product	Installed Version	Oper. Resp.	Fin. Resp.	Maint. Resp.
Base (All Systems)
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

For purposes of this Schedule B, Operational Responsibility means:

Installation and customization of Supported Server System Software

Problem determination and resolution

System or product level security

Performance monitoring and tuning

For purposes of this Schedule B, Financial Responsibility means:

Supported Server System Software license owner

For purposes of this Schedule B, Maintenance Responsibility means:

Planned version, release, modification, and service pack upgrades (including installation and tuning)

Application of Supported Server System Software patches when applicable Interaction with Supported Server System Software vendor for additional product support

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	- 1 -

Schedule C

Supported Server Application Software

Vendor	Product	Installed Version	Oper. Resp.	Fin. Resp.	Maint. Resp.
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	1 of 5	Amendment No. 3

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission

IBM/ADVO Confidential	2 of 5	Amendment No. 3

[***]	[	***]	[	***]	[	***]	[	***]	[	***]

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[***]	[	***]	[	***]	[	***]	[	***]	[	***]
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[***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]

[***]	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission

IBM/ADVO Confidential	3 of 5	Amendment No. 3

[***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]

[***]	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission

IBM/ADVO Confidential	4 of 5	Amendment No. 3

For purposes of this Schedule C, Operational Responsibility means:

•	Installation and customization of Supported Server Application Software

•	Problem determination and resolution

•	System or product level security

•	Performance monitoring and tuning

•	Running anti-virus software

For purposes of this Schedule C, Financial Responsibility means:

•	Supported Server Application Software license owner

For purposes of this Schedule C, Maintenance Responsibility means:

•	Planned version, release, modification, and service pack upgrades (including installation and tuning)

•	Application of Supported Server Application Software patches when applicable

•	Interaction with Supported Server Application Software vendor for additional product support

•	Support operational requests from database administrators

Note:

[***]

[***]	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission

IBM/ADVO Confidential	5 of 5	Amendment No. 3

Schedule D

Supported Servers

The following Schedules D-1 (ADVO Machines) and D-2 (IBM Machines) identify the Supported Servers for which IBM will provide the Services. Schedule D-3 describes the configuration of each Supported Server identified in Schedule D-1 or D-2.

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 1 of 54

Schedule D-1 (ADVO Machines)

Model	Serial No.	Installation Date	Retirement Date	Application as of installation date	Vendor	CNFG	Location as of Effective Date	Date to be installed in IBM Data Center/IBM Location	Description
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]/	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 2 of 54

Schedule D-2 (IBM Machines)

Model	Serial Number	Installation Date	Retirement Date*	Refresh 1 Date	Refresh 2 Date	Cfg #	Vendor	Server Name	Current Location	Description
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 3 of 54

Model	Serial Number	Installation Date	Retirement Date*	Refresh 1 Date	Refresh 2 Date	Cfg #	Vendor	Server Name	Current Location	Description
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 4 of 54

*	[***]

**	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 5 of 54

Schedule D-3

Configuration 1 ADVO [***]

[***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 6 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 1

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 7 of 54

Configuration 2 ADVO [***]

[***]

HARDWARE

Product	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 8 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***].

[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 2

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 9 of 54

Configuration 3 ADVO [***]

  [***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 10 of 54

SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 3

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 11 of 54

Configuration 4 [***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 12 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 13 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

******************************** SOFTWARE ***

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 14 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]			[***]
[***]

End of Configuration 4

Configuration 5 [***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 15 of 54

SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 5

Configuration 6 [***]

[***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 16 of 54

[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 17 of 54

SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 6

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 18 of 54

Configuration 7 [***]

[***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 19 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 20 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 21 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

********************************* SOFTWARE *****

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 7

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 22 of 54

Configuration 8

[***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 23 of 54

[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 24 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]

[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 25 of 54

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 26 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 27 of 54

SOFTWARE

Product	Description	Qty
[***]			[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 8

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 28 of 54

Configuration 9

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 29 of 54

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 9

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 30 of 54

Configuration 10

[***]	[***]		[***]	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]

[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]		[***]
	[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 31 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***][***]
[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]

End of Configuration 10

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 32 of 54

Configuration 11

[***]	[***]	[***]

IBM SKU	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 11

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 33 of 54

Configuration 12 ADVO [***]

[***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 34 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 12

Configuration 13 ADVO [***]

[***]

Hardware [***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 35 of 54

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 13

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 36 of 54

Configuration 14 [***]

Hardware [***]

********************************* HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 37 of 54

[***]	[***]	[***]
[***]	[***]	[***]
	[***] [***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 38 of 54

********************************* SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***] [***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]
	[***] [***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 39 of 54

********************************* HARDWARE [***]

*********************************

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

********************************* SOFTWARE

*********************************

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 40 of 54

********************************* HARDWARE

*********************************

Product	Description	Qty
[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

********************************* SOFTWARE

*********************************

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 41 of 54

********************************* HARDWARE

*********************************

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 14

Configuration 14- [***]

Hardware [***]

*************************** HARDWARE[***]

***************************

Product	Description	Serial	Qty
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 42 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

************************** HARDWARE [***]

**************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 43 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 44 of 54

[***]	[***]	[***]
[***]	[***]	[***]

*************************** HARDWARE [***]

[***]***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]
[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

*************************** SOFTWARE [***]

***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 45 of 54

[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************** SOFTWARE [***]

**************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 46 of 54

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************* SOFTWARE [***]

*************************

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 47 of 54

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]

************************* SOFTWARE [***]

*************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]

************************* SOFTWARE [***]

*************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]

************************* SOFTWARE [***]

*************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************* SOFTWARE [***]

*************************

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 48 of 54

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************* SOFTWARE [***]

*************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

*************************** HARDWARE [***]

***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

************************** HARDWARE [***]

**************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 49 of 54

[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

*************************** SOFTWARE [***]

***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************** SOFTWARE [***]

**************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

*************************** HARDWARE [***]

***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 50 of 54

[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************** HARDWARE [***]

**************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

*************************** SOFTWARE [***]

***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************** SOFTWARE [***]

**************************

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 51 of 54

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

*************************** HARDWARE [***]

***************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

************************** HARDWARE [***]

**************************

Product	Description	Serial	Qty
[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

End of Configuration 14 - [***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 52 of 54

Configuration 15 [***]–[***]

Hardware [***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***].
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 53 of 54

SOFTWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

HARDWARE

Product	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

End of Configuration 15

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	Schedule D Amendment 3	Page 54 of 54

Schedule F

Schedule F has been deleted in its entirety

Information redacted pursuant to a Confidential treatment request. An Unredacted version has been filed separately With the Securities and Exchange Commission

Technical Solution Outline	Page 1 of 1	IBM/Advo Confidential March 31, 2005

Schedule H – Tools

1.0 ADVO Tools

Quantity of Licenses	Description of Tool	Vendor	Oper. Resp.	Fin. Resp.	Maint. Resp.	Dev. Resp.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	-1-

2.0 IBM Tools

Quantity of Licenses	Description of Tool	Vendor	Oper. Resp.	Fin. Resp.	Maint. Resp.	Dev. Resp.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

For purposes of this Schedule H, Operational Responsibility means:

•	Installation and customization of Tools

•	Problem determination and resolution

•	System or product level security

•	Performance monitoring and tuning

For purposes of this Schedule H, Financial Responsibility means:

•	Tool license owner

For purposes of this Schedule H, Maintenance Responsibility means:

•	Planned version, release, modification, and service pack upgrades (including installation and tuning)

•	Application of patches to Tool when applicable

•	Interaction with Tool vendor for additional product support

•	Support operational requests from database/tool administrator

Note: [***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission

IBM/ADVO Confidential	-2-